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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS THAT the undersigned directors and officers of McKesson Corporation, a Delaware corporation (the "Company"), do hereby constitute and appoint Ivan D. Meyerson and Nancy A. Miller his or her true and lawful attorney and agent, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the registration of shares of the Company's Common Stock, that may be issued in connection with the proposed merger of McKesson Merger Sub, Inc., a wholly-owned subsidiary of the Company, with and into HBO & Company and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

               SIGNATURE                                CAPACITY

             /s/ Mark A. Pulido           President, Chief Executive Officer
----------------------------------------  and Director
             Mark A. Pulido

        /s/ Richard H. Hawkins            Vice President and Chief Financial
----------------------------------------  Officer
           Richard H. Hawkins

          /s/ Heidi E. Yodowitz           Controller
----------------------------------------
           Heidi E. Yodowitz

           /s/ Alan Seelenfreund          Director, Chairman of the Board
----------------------------------------
           Alan Seelenfreund

         /s/ Mary G.F. Bitterman          Director
----------------------------------------
          Mary G.F. Bitterman

           /s/ Tully M. Friedman          Director
----------------------------------------
           Tully M. Friedman

           /s/ John M. Pietruski          Director
----------------------------------------
           John M. Pietruski

          /s/ David S. Pottruck           Director
----------------------------------------
           David S. Pottruck

           /s/ Carl E. Reichardt          Director
----------------------------------------
           Carl E. Reichardt

              /s/ Jane E. Shaw            Director
----------------------------------------
              Jane E. Shaw

        /s/ Robert H. Waterman, Jr.       Director
----------------------------------------
        Robert H. Waterman, Jr.

Dated: November 13, 1998